                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): January 14, 2005

                               COMTECH GROUP, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

        000-2642                                             52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         c/o COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 14, 2005, Mr. Frank Zheng was appointed to fill the vacancy left on the board by the resignation of Mr. Jason Kim. Mr. Zheng has been appointed to serve as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

         Mr. Zheng is currently the Vice President of eLong, Inc. (NASDAQ:
LONG), a leading online travel service in China. Mr. Zheng is responsible for the overall operation of eLong's travel services. Before joined elong, Mr. Zheng was a Senior Director of Travel Services with Asia.com. From 1994 through 2000, Mr. Zheng held various financial and operations positions with Bank of New York, The Reserve Management Corp, and Dean Witter intercapital Company. Mr. Zheng received a BA degree from City University of New York.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMTECH GROUP, INC.

                                             By: /s/ Jingwei (Jeffrey) Kang
                                                 -------------------------------
                                                 Name: Jingwei (Jeffrey) Kang
                                                 Title: Chief Executive Officer

Dated: January 18, 2005







                                       3